UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_____________

FORM 8-K

_____________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 10, 2016

TG Therapeutics, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-32639 (Commission File Number)	36-3898269 (IRS Employer Identification No.)

2 Gansevoort Street, 9th Floor

New York, New York 10014

(Address of Principal Executive Offices)

(212) 554-4484

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 2.02. Results of Operations and Financial Condition.

On May 10, 2016, TG Therapeutics, Inc. (“TG” or the “Company”) issued a press release announcing results of operations for the first quarter ended March 31, 2016. TG also announced that on Tuesday, May 10, 2016 at 4:30pm ET, TG would host an investor conference call during which the Company would provide a brief overview of its first quarter financial results and provide a business outlook for the remainder of 2016. A copy of such press release is being furnished as Exhibit 99.1.

Item 9.01 Financial Statements And Exhibits.

(d)	Exhibits.

99.1	Press release issued by TG Therapeutics, Inc., dated May 10, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TG Therapeutics, Inc.
(Registrant)

By:	/s/ Sean A. Power
Sean A. Power Chief Financial Officer

Date: May 10, 2016

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press release issued by TG Therapeutics, Inc., dated May 10, 2016.

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